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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.



                                    FORM 8-K




                                 CURRENT REPORT
                           Pursuant to Section 12(g)
                       of the Securities Exchange of 1934



       Date of Report (Date of earliest event reported) February 29, 1996




                            CROWN LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    33-27602                75-2300995
----------------------------   ----------------------   ----------------------
(State of other jurisdiction   Commission File Number        (IRS Employer
     of Incorporation)                                  Identification Number)





6780 Caballo Street, Las Vegas, Nevada                                   89119
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number include area code                 (702) 696-9300
                                                ------------------------------

                                                                         89109
(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         Registrant's press release dated February 29, 1996, Exhibit 99 hereto, is being filed pursuant to Rule 135c.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

         99.     Press Release, dated February 29, 1996


         Pursuant to the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CROWN LABORATORIES, INC.
                                           (Registrant)


Date:  February 29, 1996                 /s/ Scott Hilley
                                         -------------------------------------
                                         Scott Hilley, Chief Financial Officer





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